UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 4, 2024

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(318)
388-9000
(Registrant’s telephone number, including area code)

Level 3 Parent, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

931 14 th Street
Denver, Colorado	80202-2994
(Address of principal executive offices)	(Zip Code)
(720)
888-1000
(Registrant’s telephone number, including area code)

Qwest Corporation
(Exact name of registrant as specified in its charter)

Colorado	001-03040	84-0273800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(318)
388-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Lumen Technologies, Inc.	Common Stock, par value $1.00 per share	LUMN	New York Stock Exchange
Lumen Technologies, Inc.	Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Qwest Corporation	6.5% Notes due 2056	CTBB	New York Stock Exchange
Qwest Corporation	6.75% Notes due 2057	CTDD	New York Stock Exchange
Indicate by check mark whether any registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On September 3, 2024, Lumen Technologies, Inc. (the “Company” or “Lumen”) announced, among other things, that the Company had commenced a series of exchange offers (the “Exchange Offers”) for certain of its outstanding unsecured notes (the “Subject Notes”).
On September 24, 2024, Lumen filed with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form
8-K
describing the early settlement of the Exchange Offers, under which Lumen issued approximately $438.3 million aggregate principal amount (the “Initial Notes”) of 10.000% secured notes due 2032 (the “10.000% Lumen Notes”) and paid approximately $13.7 million cash (excluding accrued and unpaid interest payable with respect to the exchanged Subject Notes) in exchange for approximately $490.8 million aggregate principal amount of the Subject Notes.
The Exchange Offers expired at 5:00 p.m., New York City Time, on October 1, 2024 (the “Expiration Time”). This Current Report on Form
8-K
provides information on the final results of the Exchange Offers.
Item 8.01 Other Events.
On October 4, 2024, in connection with completing the final settlement of the Exchange Offers, Lumen issued $464,325 aggregate principal amount of additional 10.000% Lumen Notes (the “Additional Notes”) in exchange for $549,000 aggregate principal amount of the Subject Notes validly tendered after the early tender time but before the Expiration Time.
The Additional Notes constitute “Additional Notes” under the Indenture dated September 24, 2024, by and between Lumen, as issuer, certain guarantors party thereto, Regions Bank, as trustee, and Bank of America, N.A., as collateral agent (the “Indenture”), which governs the terms of the 10.000% Lumen Notes. The Additional Notes form a single class with, and are otherwise identical to, the Initial Notes, other than with respect to their issuance date.
For additional information on the Exchange Offers, the 10.000% Lumen Notes and the Indenture, see the exhibits to this Current Report on
Form 8-K.
Other Information
In reviewing the documents included or incorporated by reference as exhibits to this Current Report on Form
8-K,
please note that they are included to provide you with additional information regarding the terms of the issuance of Additional Notes at final settlement of the Exchange Offers and are not intended to provide any other financial, factual or other information about Lumen or the other parties thereto. Additional information about Lumen may be found elsewhere in its public filings.
No Offer or Solicitation
This Current Report on Form
8-K
does not constitute either (i) an offer to sell, or a solicitation of an offer to buy, the 10.000% Lumen Notes, (ii) an offer to buy, or a solicitation of an offer to sell, the Subject Notes, or (iii) a solicitation to participate in the Exchange Offers, which expired as of the Expiration Time.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

4.1	Indenture, dated September 24, 2024, among Lumen Technologies, Inc., as issuer, certain guarantors party thereto, Regions Bank, as trustee, and Bank of America, N.A., as collateral agent, relating to the 10.000% Lumen Notes (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Lumen Technologies, Inc. (File No. 001-07784), Level 3 Parent, LLC (File No. 001-35134) and Qwest Corporation (File No. 001-03040) with the SEC on September 24, 2024).

4.2	Form of 10.000% Lumen Notes (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Lumen Technologies, Inc. (File No. 001-07784), Level 3 Parent, LLC (File No. 001-35134) and Qwest Corporation (File No. 001-03040) with the SEC on September 24, 2024).

99.1	Press Release dated September 17, 2024 announcing the early results of the Exchange Offers (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Lumen Technologies, Inc. (File No. 001-07784), Level 3 Parent, LLC (File No. 001-35134) and Qwest Corporation (File No. 001-03040) with the SEC on September 17, 2024).

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document.)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc., Level 3 Parent, LLC, and Qwest Corporation have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Dated: October 4, 2024	By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President and Chief Financial Officer

LEVEL 3 PARENT, LLC

Dated: October 4, 2024	By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President and Chief Financial Officer

QWEST CORPORATION

Dated: October 4, 2024	By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President and Chief Financial Officer

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